UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   Form 8-K/A

                                 Amendment No. 1

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 2003

                           Netsmart Technologies, Inc.
             (Exact name of Registrant as Specified in its Charter)

        Delaware                          000-21177             13-3680154
   (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation                    File No.)          Identification No.)


                    146 Nassau Avenue, Islip, New York 11751
                    ----------------------------------------
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (631) 968-2000.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

This filing amends the current report on Form 8-K of Netsmart Technologies, Inc. ("Netsmart") dated June 25, 2003 regarding Netsmart's acquisition of substantially all of the assets of the CareNet segment ("CareNet") of Shuttle Data Systems Corporation, d/b/a Adia Information Management Corp. ("Adia"), pursuant to an asset purchase agreement dated June 25, 2003, among Netsmart, Creative Socio-Medics Corp. ("CSM"), a wholly-owned subsidiary of Netsmart, Adia and Steven Heintz, Jr., the president and majority shareholder of Adia.

(a) Financial Statements of business acquired.

       See Annex A for the audited financial statements of the CareNet segment of Shuttle d/b/a Adia for the year ended December 31, 2002 and Annex B for the unaudited financial statements of the CareNet segment of Shuttle d/b/a Adia for the three month periods ended March 31, 2003 and 2002.

(b) Pro Forma Financial Information.

       The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition of the intellectual property, customer contracts, and certain other assets of CareNet by Netsmart, which occurred on June 25, 2003. The acquisition was accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards, ("SFAS") No. 141 "Business Combinations, by which the acquiring company records at its cost the acquired assets less liabilities assumed.

       The unaudited pro forma condensed consolidated balance sheet has been prepared to reflect the acquisition as if it occurred on March 31, 2003. The unaudited pro forma condensed consolidated statements of operations reflect the results of operations of Netsmart and CareNet for the year ended December 31, 2002, and for the three months ended March 31, 2003 as if the acquisition occurred on January 1, 2002.

       The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized if the acquisition occurred during the specified periods. The pro forma adjustments are based on available financial information and certain estimates and assumptions set forth in the accompanying notes. The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, historical consolidated financial statements and the related notes thereto of Netsmart included in its Form 10-K and Form 10-K/A for the year ended December 31, 2002 and its Form 10-Q and Form 10-Q/A for the three months ended March 31, 2003 which are on file with the SEC, and the audited financial statements of CareNet included in this filing.



                  NETSMART TECHNOLOGIES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2003
                                 (In thousands)

                                                 Historical  Historical          Pro Forma    Adjusted
                                                  Netsmart    CareNet           Adjustments  Pro forma
                                                 ----------  ----------         -----------  ---------

ASSETS

Current Assets:
    Cash and cash equivalents                     $ 8,431   $   54         (A1) $(1,108)    $ 7,377
    Accounts Receivable, net                        6,543       86         (A2)     (86)      6,543
    Costs and estimated profits in excess
      of interim billings                           2,912       --                   --       2,912
    Deferred taxes                                    459       --                   --         459
    Prepaid expenses and other
      current assets                                  170       --                   --         170
                                                   ------    -----               ------      ------
       Total current assets                        18,515      140               (1,194)     17,461

    Property and equipment, net                       450       23                   --         473
    Software development costs, net                   312       --         (A3)     883       1,195
    Customer lists, net                             2,023       --         (A4)   1,097       3,120
    Deferred taxes less current portion               441       --                   --         441
    Other assets                                      110       --         (A5)     140         250
                                                   ------    -----               ------      ------
      Total assets                                $21,851   $  163              $   926     $22,940
                                                   ======    =====               ======      ======
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Current portion of long term debt and
      capital lease obligations                       520       87    (A6),(A2)     80          687
    Accounts payable                                  464        5         (A2)     (5)         464
    Accrued expenses                                  931       10         (A2)    (10)         931
    Deferred taxes                                     --       12         (A2)    (12)          --
    Interim billings in excess of costs and
      estimated profits                             6,428       --                  --           --
    Deferred revenue                                  659      118         (A2)    (57)       7,148
                                                   ------    -----               -----        -----
      Total current liabilities                     9,002      232                  (4)       9,230

Long term debt and capital lease obligations        1,150       16    (A7),(A2)    317        1,483
Deferred taxes                                         --       38         (A2)    (38)          --
Interest rate swap at fair value                       99       --                  --           99
                                                   ------    -----               -----       ------
       Total Liabilities                           10,251      286                 275       10,812
                                                   ------    -----               -----       ------

Stockholders' equity (deficit)

    Segment deficit                                    --     (123)        (A2)    123           --
    Common stock                                       40       --         (A8)      1           41
    Treasury stock, at cost                          (648)      --                             (648)
    Paid in capital                                21,412       --         (A9)    527       21,939
    Accumulated comprehensive loss -
      interest rate swap                              (99)      --                  --          (99)
    Accumulated deficit                            (9,105)      --                  --       (9,105)
                                                   ------    -----               -----       ------
      Total stockholders' equity
        (deficit)                                  11,600     (123)                651       12,128
                                                   ------    -----               -----       ------

Total liabilities and
  stockholders equity                             $21,851   $  163              $  926      $22,940
                                                   ======    =====               =====       ======

                  See accompanying notes to unaudited pro forma
                   condensed consolidated financial statements


                  NETSMART TECHNOLOGIES, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    FOR THE YEAR ENDED DECEMBER 31, 2002 (In
                          thousands except share data)

                                               Historical   Historical          Pro Forma    Adjusted
                                                Netsmart    CareNet             Adjustments  Pro Forma

Revenue                                        $   22,126   $ 647               $     --   $   22,773
Cost of sales                                      14,544     187         (B1)       139       14,870
                                                ---------    ----                -------    ---------
  Gross profit                                      7,582     460                   (139)       7,903

Operating expenses:
  Selling, general and administrative               5,169     127         (B2)       249        5,545
  Research and development                          1,318      --                     --        1,318
                                                ---------    ----                -------    ---------
    Total operating expenses                        6,487     127                    249        6,863

Income from operations                              1,095     333                   (388)       1,040

Other expenses
  Interest expense, net                               216      --         (B3)        22          238
                                                ---------    ----                -------    ---------

Income before taxes                                   879     333                   (410)         802

Provision for income taxes                           (316)    154         (B4)      (161)        (323)
                                                ---------    ----                -------    ---------

Net income                                     $    1,195   $ 179                 $ (249)  $    1,125
                                                =========    ====                =======    =========

Earnings per share of common stock:
  Basic
  Net income per share of common stock         $      .32                                  $     0.29
                                                =========                                   =========
  Weighted average number of common
  shares outstanding                            3,748,537                 (B5)   100,000    3,848,537
                                                =========                        =======    =========
  Diluted
  Net Income per share of common stock         $      .29                                  $     0.26
                                                =========                                   =========
  Weighted average number of shares of common
   stock and common stock equivalents
   outstanding                                  4,153,484                 (B5)   100,000    4,253,484
                                                =========                        =======    =========


                                See accompanying notes to unaudited pro forma
                                 condensed consolidated financial statements




                  NETSMART TECHNOLOGIES, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                  FOR THE THREE MONTHS ENDED MARCH 31, 2003
                        (In thousands except share data)

                                                    Historical   Historical             Pro Forma   Adjusted
                                                     Netsmart    CareNet               AdjustmentsPro forma

       Revenue                                         $ 6,119        $ 189             $    -         6,308
       Cost of sales                                     3,693           52        (B1)        30      3,775
                                                         -----      -------                ------      -----
         Gross profit                                    2,426          137                   (30)     2,533

       Operating expenses:
         Selling, general and administrative             1,591           52        (B2)        58      1,701
         Research and development                          510           --                    --        510
                                                        ------      -------               -------      -----
             Total operating expenses                    2,101           52                    58      2,211

       Income from operations                              325           85                   (88)       322

       Other expenses
         Interest expense, net                              21           --        (B3)         6         27
                                                        ------      -------               -------    -------

       Income before taxes                                 304           85                   (94)       295

       Provision for income taxes                           33           38        (B4)       (39)        32
                                                        ------      -------               -------    -------

       Net income                                      $   271        $  47             $     (55)    $  263
                                                        ======      =======               =======    =======

       Earnings per share of common stock:
         Basic
         Net income per share of common stock          $   .07                                        $  .06
                                                        =======                                       ======
         Weighted average number of common
         shares outstanding                          3,956,633                    (B5)    100,000  4,056,633
                                                      =========                           =======  =========
         Diluted
         Net Income per share of common stock          $   .06                                        $  .06
                                                       =======                                       ======
         Weighted average number of shares of
         common stock and common stock
         equivalents outstanding                     4,356,021                   (B5)     100,000  4,456,021
                                                     =========                            =======  =========



                  See accompanying notes to unaudited pro forma
                   condensed consolidated financial statements



                                       4

                  NETSMART TECHNOLOGIES, INC. AND SUBSIDIARIES
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


1. BASIS OF PRESENTATION

          Pursuant to the asset purchase agreement dated June 25, 2003, Netsmart Technologies, Inc. ("Netsmart") acquired the rights to the intellectual property and customer contracts, and certain other assets of the CareNet segment ("CareNet") of Shuttle Data Systems Corporation ("Shuttle"), d/b/a Adia Information Management Corp. ("Adia"). The purchase price consisted of 100,000 shares of our common stock, $838,740 in cash and a promissory note in the principal amount of $500,000. The market value of the stock issued at the date of the asset purchase agreement was $528,000. The purchase has been accounted for under the purchase method of accounting in accordance with SFAS No. 141 by which the acquiring company records at its cost the acquired assets less liabilities assumed.

          In addition, in connection with the acquisition, Netsmart entered into a non-compete and non-solicitation agreement with two individuals for which the individuals were paid an aggregate of $140,000.

          As of the date of the agreement, CareNet had collected revenue from clients in advance of performance of work contracted for. Netsmart has assumed the liability of performing on these contracts and made a purchase price adjustment of $61,260 which is the amount of revenue on these contracts that CareNet collected prior to the acquisition. This will be referred to throughout these notes as "pre-billed".

2. PRO FORMA ADJUSTMENTS

          Netsmart did not purchase any of the assets on the CareNet balance sheet other than the purchase of computer hardware utilized to service existing clients, the value of which has been recorded as $23,700. Netsmart did not assume any of the CareNet liabilities reflected on the CareNet balance sheet other than contract performance related to revenue collected from clients in advance of performance of work contracted for in the amount of $61,260. As a result, all CareNet assets, other than the purchased hardware, and liabilities, other than the deferred revenue, have been eliminated and the only resulting effect on the consolidated balance sheet of Netsmart is the allocation of the purchase price, related acquisition costs, and the purchase price adjustment for pre-billed revenue. These amounts were as follows:

          Cash paid                  $ 978,740
          Promissory note              500,000
          Market value of stock issued 528,000
          Liabilities assumed           61,260
          Legal fees and other costs    75,913
                                    ----------
          Total acquisition      $   2,143,913
                                 =============

          The total cost of acquisition was allocated as follows:

          Customer lists $ 1,097,138 (to be amortized over 9 years) Software purchased 883,075 (to be amortized over 8 years) Non-compete and Non solicitation 140,000 (to be amortized over 3 years) Hardware purchased 23,700 Total acquisition allocation$ 2,143,913

          Pro forma adjustments were made to the statements of income for the year ended December 31, 2002 and the three months ended March 31, 2003 to reflect the changes to the infrastructure of CareNet as a result of the acquisition that are directly attributable, factually supportable and will have continuing impact on the combined operations. In addition, adjustments have been made to selling, general and administrative expenses to reflect the amortization of the purchased software and acquired intangible assets which were approximately $70,000 for the three months ended March 31, 2003 and approximately $278,000 for the year ended December 31, 2002.

          The following are the notes explaining pro forma adjustments to the unaudited condensed consolidated balance sheet as of March 31, 2003:

                  NETSMART TECHNOLOGIES, INC. AND SUBSIDIARIES
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

          (A1) The adjustment to cash represents the cash paid related to the purchase price of CareNet ($838,000), the cost of the non-compete and the non-solicitation agreement ($140,000) and the legal fees and other costs paid ($76,000) related to the acquisition. The CareNet cash ($54,000) was eliminated as Netsmart did not purchase this asset from CareNet.

          (A2) Netsmart did not purchase any of the assets on the CareNet balance sheet other than the purchase of computer hardware utilized to service existing clients, the value of which has been recorded as $23,700. In addition, Netsmart did not assume any of the CareNet liabilities on the CareNet balance sheet other than deferred revenue of $61,260. As a result, all CareNet assets, other than the purchased hardware, and liabilities, other than deferred revenue, have been eliminated.

          (A3) The amount of the acquisition cost allocated to software was $883,000.

          (A4) The amount of the acquisition cost allocated to customer lists was $1,097,000.

          (A5) The amount paid as consideration for the non compete and non solicitation agreement was $140,000.

          (A6) This amount reflects an increase in current portion of long term debt related to the promissory note issued at the date of the acquisition ($167,000), offset by the elimination of the CareNet current portion of long term debt ($87,000) which Netsmart did not assume.

          (A7) This amount reflects an increase in non current portion of long term debt related to the promissory note issued at the date of the acquisition ($333,000) offset by the elimination of the CareNet non current portion of long term debt ($16,000) which Netsmart did not assume.

          (A8) The par value of common stock issued is $1,000 (100,000 shares at $0.01 per share).

          (A9) The additional paid in capital related to the issuance of stock is approximately $527,000.

          The following are the notes explaining pro forma adjustments to the unaudited condensed consolidated income statement for the year ended December 31, 2002 and the three months ended March 31, 2003:

           (B1) The adjustment increasing cost of sales is to increase the CareNet cost of sales to the level representative of the salaries of the personnel retained after the acquisition.

          (B2) The adjustment increasing selling, general and administrative expenses is due mainly to the amortization of the acquired software, customer list and the non-compete and non-solicitation agreement.

           (B3) The adjustment to interest expense, net represents interest expense related to the promissory note that was issued in connection with, and a component of, the financing of the CareNet acquisition.

          (B4) The elimination of the CareNet tax provision is due to the existing Netsmart net operating loss carry forward that will offset, on a consolidated basis, any tax provision formerly required by CareNet. We used the effective tax rate for Netsmart and applied it to the consolidated pre tax income.

          (B5) The pro forma adjustment to the number of common shares outstanding is a direct result of the 100,000 shares issued as part of the price of the acquisition of CareNet.

3. PRO FORMA EARNINGS PER SHARE

          The pro forma condensed consolidated net income per common share of stock, basic and diluted, is based upon the pro forma consolidated net income and divided by the weighted average number of common shares of Netsmart outstanding, adjusted for the 100,000 shares issued as part of the purchase price of CareNet.

(c)         Exhibits


99.1 Certification of Chief Executive Officer pursuant to 18 U.S.C.ss.1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2 Certification of Chief Financial Officer pursuant to 18 U.S.C.ss.1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Netsmart Technologies, Inc.

/s/James L. Conway        President, Chief Executive          September 2, 2003
------------------        Officer and Director (Principal
James L. Conway           Executive Officer)



/s/Anthony F. Grisanti    Chief Financial Officer             September 2, 2003
---------------------     (Principal Financial and
Anthony F. Grisanti       Accounting Officer)

ANNEX A

Board of Directors and Shareholder
Shuttle Data Systems Corporation, dba Adia
Information Management, CareNet Segment
Ann Arbor, Michigan

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have audited the accompanying balance sheet of Shuttle Data Systems Corporation dba Adia Information Management, Care Net Segment, as of December 31, 2002, and the related statements of operations, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Shuttle Data Systems Corporation, dba Adia Information Management, CareNet Segment as of December 31, 2002, and the results of its operations for the year ended December 31,2002 in conformity with accounting principles generally accepted in the United States of America.

Sloan and Associates, P.C.

/s/ Sloan and Associates, P.C.
------------------------------
Ann Arbor, Michigan
May 28, 2003

        Shuttle Data Systems Corporation dba Adia Information Management
                                 CareNet Segment
                                  Balance Sheet
                                December 31, 2002

ASSETS:
------
Current Assets:
        Deposits                                                 $   29,730
        Accounts Receivable trade                                    96,308
                                                                 ----------

               Total Current Assets                                 126,038

Computer Equipment                                                   35,125
        Less:  Accumulated Depreciation                              (8,977)
                                                                 ----------

               Total Computer Equipment                              26,148
                                                                 ----------

Total Assets                                                     $  152,186
                                                                 ==========

LIABILITIES:
-----------
Current Liabilities

        Line of Credit                                           $   59,568
        Deferred Revenue                                            111,388
        Accounts Payable                                              1,055
        Equipment Leases - current portion                           11,633
        Deferred Taxes - current portion                              1,875
        Accrued Payroll                                               4,407
        Accrued Withholding Liabilities                               1,607
                                                                 ----------

               Total Current Liabilities                            191,533
                                                                 ----------

Long Term Liabilities

        Equipment Leases                                             15,513
        Deferred Taxes                                               39,211
                                                                 ----------

               Total Long Term Liabilities                           54,724
                                                                 -----------

SEGMENT DEFICIT
---------------
Segment Deficit                                                     (94,071)
                                                                 ----------
Total Segment Deficit                                               (94,071)
                                                                 ----------
Total Liabilities and Segment Deficit                            $  152,186
                                                                 ==========

   The accompanying notes are an integral part of these financial statements.

        Shuttle Data Systems Corporation dba Adia Information Management
          Statement of Operations and Retained Earnings CareNet Segment
                      For the Year Ended December 31, 2002

SALES                                                            $   646,882

COST OF SALES
        Cost of labor                                                167,657
        Internet/data center                                          19,380
                                                                 -------------
                                                                     187,037

Gross Profit                                                         459,845

GENERAL AND ADMINISTRATIVE EXPENSES
        Accounting                                                     7,541
        Bank charges                                                     857
        Consulting                                                     7,551
        Contributions                                                  2,275
        Depreciation                                                   8,977
        Dues and subscriptions                                         1,316
        Employee benefits                                             15,316
        Insurance                                                        427
        License - software                                             2,765
        Meals and entertainment                                        3,306
        Mileage                                                          758
        Office expense                                                 9,168
        Parking                                                        4,200
        Postage                                                        1,121
        Printing and reproduction                                      1,201
        Rent                                                          36,021
        Security system                                                2,093
        Taxes - payroll                                               15,328
        Taxes - property                                                 265
        Taxes - state                                                  6,145
                                                                 --------------
               Total Operating Expenses                              126,631

Net Income Before Income Tax                                         333,214

        Less:  Provision for Income Tax                             (154,290)
                                                                 ------------
Net Income                                                           178,924

Segment Deficit, Beginning of the Year                               (70,063)
Contributions to Operations 2002                                    (202,932)
                                                                 ------------

Segment Deficit, End of the Period                               $   (94,071)
                                                                 ============

   The accompanying notes are an integral art of these financial statements.

        Shuttle Data Systems Corporation dba Adia Information Management
                                 CareNet Segment
                             Statement of Cash Flows
                      For the Year Ended December 31, 2002

                                                                       12/31/02
                                                                       --------

CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
        Net income                                                  $  178,924
        Adjustments to reconcile net income to net
          cash provided by operating activities:
               Depreciation                                              8,977
               Deferred Tax provision                                   17,473
        Changes in Assets and Liabilities

               (Increase) decrease in accounts receivable              (44,688)
               (Increase) decrease in deposits                         (16,490)
               (Decrease) increase in accounts payable                     703
               (Decrease) increase in deferred revenue                  41,938
               (Decrease) increase in equipment lease                   27,928
               (Decrease) increase in accrued payroll                      629
               (Decrease) increase in accrued withholding                  342
               (Decrease) increase in taxes payable                         --
                                                                     ---------

        NET CASH PROVIDED BY OPERATING ACTIVITIES                   $  215,736
                                                                    ----------

CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------
               Computer purchases                                      (35,907)
               Contribution to operations                             (202,932)
                                                                     ---------

        NET CASH USED BY INVESTING ACTIVITIES                         (238,839)
                                                                     ---------

CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
        Net proceeds from line of credit                                23,103
                                                                     ---------

        NET CASH PROVIDED BY FINANCING ACTIVITIES                       23,103

        NET CHANGE IN CASH                                                 --
        CASH AT BEGINNING OF YEAR                                          --
                                                                     ---------
        CASH AT END OF YEAR                                                --
                                                                     =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
-------------------------------------------------
        Interest expense                                                   335
        Income taxes                                                   154,290



   The accompanying notes are an intergral part of these financial statements.

             SHUTTLE DATA SYSTEMS d.b.a. ADIA INFORMATION MANAGEMENT
                                 CARENET SEGMENT
                          NOTES TO FINANCIAL STATEMENTS

1.      SUMMARY OF ACCOUNTING POLICIES
        ------------------------------

        The following is a summary of certain accounting policies followed in the preparation of these combined financial statements. The policies conform to accounting principles generally accepted in the Unites States of America and have been consistently applied in the preparation of the financial statements.

        Organization:
        ------------

          The CareNet Segment has no separate legal status or existence. The assets, liabilities, income and expenses shown on these financial statements are only part of those of Shuttle Data Systems Corporation d.b.a. Adia Information Management (Adia) attributable to the CareNet Segment.

        Corporate Purpose and Income Recognition:
        ----------------------------------------

        Shuttle Data Systems Corporation is a Michigan corporation which began business March 1, 1997. It develops and delivers full service hosted management information services to health care, public sector and business clients across the nation. The Company operates multiple network centers in Michigan through which hundreds of users perform transactions daily. The Company recognizes income and expense on the accrual method of accounting, with sales recorded at the time services are provided.

        Use of estimates:
        ----------------

          The preparation of financial statements in conformity with accounting principles generally accepted in the Unites States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amount of revenue and expense during the reporting period. Actual results could differ from those estimates.

        Receivables:
        -----------

        Sales and Income are recognized at the time the products or services are provided, and accounts receivable are recorded at that time.

        Equipment:
        ---------

        Equipment is stated at cost. Depreciation is determined using straight-line method over the estimated useful lives of the assets that range from three to four years.

             SHUTTLE DATA SYSTEMS d.b.a. ADIA INFORMATION MANAGEMENT
                                 CARENET SEGMENT

                          NOTES TO FINANCIAL STATEMENTS

        SUMMARY OF ACCOUNTING POLICIES (Cont.)
        -------------------------------------

        Capitalized Software Development Costs
        --------------------------------------

          Capitalization of computer software development costs begins upon the establishment of technological feasibility. Technological feasibility for the Company's computer software products is generally based upon achievement of a detail program design free of high risk development issues. The establishment of technological feasibility and the ongoing assessment of recoverability of capitalized computer software development costs requires considerable judgement by management with respect to certain external factors, including, but not limited to, technological feasibility, anticipated future gross revenue, estimated economic life and changes in software and hardware technology. Prior to reaching technological feasibility these costs are expensed as incurred and included in research and development. Amortization of capitalized computer software development costs commences when the related products become available for general release to customers. Amortization is provided on a product by product basis. The annual amortization is the greater of the amount computed using (a) the ratio that the current gross revenue for a product bear to the total of current and anticipated future gross revenue for that product or (b) the straight-line method over the remaining estimated economic life of the product. The estimated life of these products range from 3 to 5 years.

          The Company periodically performs reviews of the recoverability of such capitalized software costs. At the time a determination is made that capitalized amounts are not recoverable based on the estimated cash flows to be generated from the applicable software any remaining capitalized amounts are written off.

        New Accounting Pronouncements
        -----------------------------

          In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No, 141, "Business Combinations," and SF AS No. 142. "Goodwill and Other Intangible Assets". The provisions of these interpretations that are applicable to the Company were implemented on a prospective basis as of January 1, 2002, which had no material effect on the Company's consolidated financial position or results of operations.

          In April 2002 the FASB issued SFAS no. 145, "Rescission of FASB Statements No.4, 44, and 64. Amendment of FASB Statement No. 13, and Technical Corrections". SFAS No. 145 requires that gains and losses from extinguishment of debt be classified as extraordinary items only if they meet the criteria in Accounting Principles Board Opinion No. 30 ("Opinion No. 30"). Applying the provisions of Opinion No. 30 will distinguish transactions that are part of an entity's recurring operations from those that are unusual and infrequent that meets the criteria for classification as an extraordinary item. The Company is required to adopt SFAS No. 145 no later than the first quarter of fiscal 2003, although early adoption is allowed. The adoption of this standard is not expected to have a material effect on the Company's consolidated financial position and results of operations.

             SHUTTLE DATA SYSTEMS d.b.a. ADIA INFORMATION MANAGEMENT
                                 CARENET SEGMENT
                          NOTES TO FINANCIAL STATEMENTS

SUMMARY OF ACCOUNTING POLICIES (Cont.)
-------------------------------------

          In June 2002, the FASB issued SFAS No. 146, "Accounting Costs Associated with Exit or Disposal Activities" SFAS No. 146 addresses accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit and Activity (Including Certain Costs Incurred in a Restructuring)". SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value when the liability is incurred. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The adoption of this standard is not expected to have a material effect on the Company's consolidated financial position or results of operations.

          In November 2002, the FASB issued Interpretation No. 45, ("FIN 45") "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN 45 requires a company. at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantee and elaborates on existing disclosure requirements related to guarantees and warranties. The initial recognition requirements of FIN 45 are effective for guarantees issued or modified after December 31, 2002 and adoption of the disclosure requirements are effective for the Company as of December 31, 2002. The Company does not expect that the adoption of the recognition requirements of FIN 45 will have a material effect on its consolidated financial position or results of operations.

          In January 2003, the FASB issued Interpretation no. 46 (FIN 46), "Consolidation of Variable Interest Entitles, an Interpretation of ARB No. 51." FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company does not expect that the adoption of FIN 46 will have a material effect on its consolidated financial position or results of operations.

2.      ACCOUNTS RECEIVABLE
        -------------------

        Accounts receivable includes $13,750 which are aged in excess ninety days. Management has provided no reserve for uncollectable accounts due to nominal bad debt experience.

             SHUTTLE DATA SYSTEMS d.b.a. ADIA INFORMATION MANAGEMENT
                                 CARENET SEGMENT
                          NOTES TO FINANCIAL STATEMENTS

3.      LINE OF CREDIT
        --------------

          Borrowings under an $100,000 bank line of credit bearing interest at 8% collateralized by accounts receivable and company assets, and guaranteed by the primarily shareholder. The line of credit expires in December 2003. Liability attributable to the CareNet Segment is allocated using accounts receivable as a basis.

4.      DEFERRED REVENUE
        ----------------

        It is the Company's policy to bill customers for hosting services 45 days prior to the first day of the service month. These advance billings are recorded as deferred revenue. Customer's deposits received in advance of the service month are posted to accounts receivable upon receipt. Adia recognizes revenue when the service is provided. The following is a summary of deferred revenue:

                      Deposits                            $  29,730
                      Advanced billings                      81.658
                                                          ----------
                      Total Deferred Revenue              $ 111,388

5.      CAPITAL LEASE OBLIGATIONS
        -------------------------

        Future minimum payments under capital lease obligations as of December 31, 2002 are as follows:

        Year ending December 31,
               2003                                          11,968
               2004                                          11,969
               2005                                           3,991
                                                          ---------
        Total Minimum Payments                               27,928
        Less amount Representing Interest at
        2.88 % per annum                                       (782)
                                                          ----------
        Balance                                           $  27,146

        Current Portion Long Term                            11,633
        Long Term                                         $  15,513

6.      RETAINED EARNINGS
        -----------------

        The CareNet Segment has not maintained records or attempted to carve out business activity for periods prior to the year 2002. Thus, retained earnings is intended to reflect management's carve out commencing January 1, 2002 of the CareNet Segment.

             SHUTTLE DATA SYSTEMS d.b.a. ADIA INFORMATION MANAGEMENT
                                 CARENET SEGMENT
                          NOTES TO FINANCIAL STATEMENTS

7.      INTERCOMPANY TRANSACTIONS
        -------------------------

          The Company provides certain corporate and administrative services to the CareNet Segment including executive management, human resources, insurance, health benefits, professional services and office space. The Company does not charge a management fee for these services; however the Company has allocated a portion of the associated costs according to labor hours, sales revenue and general administrative expenses. Major allocations include the following: 100% of two employees' salaries, 50% of the office manager's wages, rent expense allocated according to space currently occupied, internet charges based on 47% bandwidth usage and 50% of telephone expenses incurred. Management believes that the intercompany charges and cost allocations are reasonable.

8.      INCOME TAX
        ----------

        Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the basis of depreciation for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

          Provisions have been established as if the segment had filed on a separate return basis and the amount of current income tax expense is due from Shuttle Data Corporation.

                      Federal Income Tax                    113,204
                      Deferred Federal Income Tax            41,086
                                                            -------

                                                           $154,290
9.      LITIGATION
        ----------

          No actual litigation or legal action is currently pending or anticipated.

10. RELATED PARTY TRANSACTIONS
    --------------------------

        During 2002 CareNet Segment provided contributions to operations totaling $188,584. Adia uses these resources to finance new development opportunities and fund other administrative costs.

             SHUTTLE DATA SYSTEMS d.b.a. ADIA INFORMATION MANAGEMENT
                                 CARENET SEGMENT
                          NOTES TO FINANCIAL STATEMENTS

11. SUBSEQUENT EVENTS

        On May 6, 2003 the Company received a letter of intent to acquire the CareNet Segment which includes assets, service agreements and intellectual property for the health care network. In exchange the Company will receive a $1,000,000 cash payment, promissory note with a principal amount of $500,000 and 100,000 shares of Netsmart common stock.

ANNEX B

Board of Directors and Shareholder
Shuttle Data Systems Corporation, dba Adia
Information Management, CareNet Segment
Ann Arbor, Michigan

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have reviewed the accompanying balance sheets of Shuttle Data Systems Corporation dba Adia Infonnation Management, Care Net Segment, as of March 31, 2003 and 2002, and the related statements of operations and cash flows for the three months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Shuttle Data Systems Corporation dba Adia Information Management, Care Net Segment.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Sloan and Associates, P.C.

 /s/ Sloan and Associates, P.C.
------------------------------
Ann Arbor, Michigan
June 11, 2003

        Shuttle Data Systems Corporation dba Adia Information Management
                                 CareNet Segment
                                  Balance Sheet
                             March 31, 2003 and 2002

ASSETS:                                                 2003             2002
------

Current Assets:
        Deposits                                     $   53,994     $   10,010
        Accounts Receivable trade                        86,136         66,610
                                                      ---------       --------

               Total Current Assets                     140,130         76,620

Computer Equipment                                       35,237             --
        Less:  Accumulated Depreciation                 (12,190)            --
                                                      ---------       --------

               Total Computer Equipment                  23,047             --
                                                      ---------       --------

Total Assets                                         $  163,177     $   76,620
                                                      =========       ========

LIABILITIES:
-----------

Current Liabilities
        Line of Credit                               $   78,279     $   39,868
        Deferred Revenue                                118,188         68,850
        Accounts Payable                                  4,718            588
        Equipment Leases - current portion                8,738             --
        Deferred Taxes - current portion                 11,657          6,713
        Accrued Payroll                                   7,298          6,635
        Accrued Withholding Liabilities                   2,862          2,684
        Accrued Federal Income Tax                           --             --
                                                      ---------       --------

               Total Current Liabilities                231,740        125,338
                                                      ---------       --------

Long Term Liabilities
        Equipment Leases                                 15,531             --
        Deferred Taxes                                   38,646         23,613
                                                      ---------       --------

               Total Long Term Liabilities               54,177         23,613
                                                      ---------       --------

SEGMENT DEFICIT
---------------

Segment Deficit                                        (122,740)       (72,331)
                                                      ---------       --------

Total Segment Deficit                                  (122,740)       (72,331)
                                                      ---------       --------

Total Liabilities and Segment Deficit                $  163,177     $   76,620
                                                      =========       ========

   The accompanying notes are an integral part of these financial statements.

         Shutte Data Systems Corporation dba Adia Information Management
                     Statement of Operations CareNet Segment
               For the Three Months Ended March 31, 2003 and 2002

                                                       2003              2002
SALES                                               $ 189,257        $ 140,975

COST OF SALES
        Cost of labor                                  46,767           46,104
        Internet/data center                            5,871            5,787
                                                      -------         --------
                                                       52,638           51,891

Gross Profit                                          136,619           89,084

GENERAL AND ADMINISTRATIVE EXPENSES
        Accounting                                      1,096              717
        Bank charges                                      217              107
        Computer supplies                                  --            2,458
        Consulting                                     11,668               --
        Contributions                                     383               --
        Depreciation                                    3,213               --
        Dues and subscriptions                            433              987
        Employee benefits                               3,841            3,849
        Meals and entertainment                         1,962            1,815
        Meeting                                            --              337
        Office expense                                  4,950              567
        Parking                                         1,400            1,400
        Postage                                         1,321              188
        Printing and reproduction                       3,525              202
        Recruiting                                         --              138
        Rent                                           10,463            5,589
        Rent - equipment                                   --            2,992
        Taxes - payroll                                 5,519            5,550
        Taxes - state                                   1,732            1,665
        Travel                                             --              828
                                                      -------         --------
               Total Operating Expenses                51,723           29,389

Net Income Before Income Tax                           84,896           59,695

        Less:  Provision for Income Tax               (38,104)         (26,947)
                                                      -------         --------
Net Income                                             46,792           32,748

Contributions to Operations 2003                      (75,461)         (35,016)

Segment Deficit, Beginning of the Period              (94,071)         (70,073)
                                                      -------          -------

Segment Deficit, End of the Period                  $(122,740)       $ (72,331)
                                                      =======          =======

    The accompanying notes are an integral art of these financial statements.


        Shuttle Data Systems Corporation dba Adia Information Management
                                 CareNet Segment
                             Statement of Cash Flows
                   Three months ended March 31, 2003 and 2002

                                                                     2003            2002
                                                                     ----            ----

CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------

        Net income                                               $  46,792         $  32,748
        Adjustments to reconcile net income to net
          cash provided by operating activities:
               Depreciation                                          3,213                --
               Deferred income tax provision                         9,217             6,713
        Changes in Assets and Liabilities

               (Increase) decrease in accounts receivable           10,172           (14,990)
               (Increase) decrease in deposits                     (24,264)            3,230
               (Decrease) increase in accounts payable               3,663               236
               (Decrease) increase in deferred revenue               6,800              (600)
               (Decrease) increase in equipment lease               (2,989)               --
               (Decrease) increase in accrued payroll                2,891             2,857
               (Decrease) increase in accrued withholding            1,255             1,419
               (Decrease) increase in taxes payable                     --                --
                                                                   -------          --------

        NET CASH PROVIDED BY OPERATING ACTIVITIES                $  56,750         $  31,613
                                                                   -------          --------

CASH FLOWS FROM INVESTING ACTIVITIES
------------------------------------
               Contribution to operations                          (75,461)          (35,016)
                                                                   -------          --------

        NET CASH USED BY INVESTING ACTIVITIES                      (75,461)          (35,016)
                                                                   -------          --------

CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
        Net proceeds from line of credit                            18,711             3,403
                                                                   -------          --------

        NET CASH PROVIDED BY FINANCING ACTIVITIES                   18,711             3,403

        NET CHANGE IN CASH                                              --                --

        CASH AT BEGINNING OF YEAR                                       --                --
                                                                    ------          --------

        CASH AT END OF YEAR                                      $      --         $      --
                                                                    ======          ========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
-------------------------------------------------
        Interest expense                                               112                --
        Income taxes                                                38,104            26,947


   The accompanying notes are an integral part of these financial statements.


                                       22

             SHUTTLE DATA SYSTEMS d.b.a. ADIA INFORMATION MANAGEMENT
                                 CARENET SEGMENT
                          NOTES TO FINANCIAL STATEMENTS
             FOR THE PERIODS ENDED MARCH 31, 2003-AND MARCH 31, 2002

1.      SUMMARY OF ACCOUNTING POLICIES
        ------------------------------

        The following is a summary of certain accounting policies followed in the preparation of these financial statements. The policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

        Organization:
        ------------

          The CareNet Segment has no separate legal status or existence. The assets, liabilities, income and expenses shown on these financial statements are only part of those of Shuttle Data Systems Corporation d.b.a. Adia Information Management (Adia) attributable to the CareNet Segment.

        Corporate Purpose and Income Recognition:
        ----------------------------------------

        Shuttle Data Systems Corporation is a Michigan corporation which began business March 1, 1997. It develops and delivers full service hosted management information services to health care, public sector and business clients across the nation. The Company operates multiple network centers in Michigan through which hundreds of users perform transactions daily. The Company recognizes income and expense on the accrual method of accounting, with sales recorded at the time services are provided.

        Use of estimates:
        ----------------

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statement and the reported amount of revenue and expense during the reporting period. Actual results could differ from those estimates.

        Receivables:
        -----------
        Sales and Income are recognized at the time the products or services are provided, and accounts receivable are recorded at that time.

        Equipment:
        ---------
        Equipment is stated at cost. Depreciation is determined using straight-line method over the estimated useful lives of the assets that range from three to four years.

                         See accountants' review report

             SHUTTLE DATA SYSTEMS d.b.a. ADIA INFORMATION MANAGEMENT
                                 CARENET SEGMENT
                          NOTES TO FINANCIAL STATEMENTS
             FOR THE PERIODS ENDED MARCH 31, 2003 AND MARCH 31, 2002

        SUMMARY OF ACCOUNTING POLICIES (Cont.)
        --------------------------------------

        Capitalized Software Development Costs
        --------------------------------------

          Capitalization of computer software development costs begins upon the establishment of technological feasibility. Technological feasibility for the Company's computer software products is generally based upon achievement of a detail program design free of high risk development issues. The establishment of technological feasibility and the ongoing assessment of recoverability of capitalized computer software development costs requires considerable judgement by management with respect to certain external factors, including, but not limited to, technological feasibility, anticipated future gross revenue, estimated economic life and changes in software and hardware technology. Prior to reaching technological feasibility these costs are expensed as incurred and included in research and development. Amortization of capitalized computer software development costs commences when the related products become available for general release to customers. Amortization is provided on a product by product basis. The annual amortization is the greater of the amount computed using (a) the ratio that the current gross revenue for a product bear to the total of current and anticipated future gross revenue for that product or (b) the straight-line method over the remaining estimated economic life of the product. The estimated life of these products range from 3 to 5 years.

          The Company periodically performs reviews of the recoverability of such capitalized software costs. At the time a determination is made that capitalized amounts are not recoverable based on the estimated cash flows to be generated from the applicable software any remaining capitalized amounts are written off.

        New Accounting Pronouncements
        -----------------------------

          In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No, 141, "Business Combinations," and SF AS No. 142. "Goodwill and Other Intangible Assets". The provisions of these interpretations that are applicable to the Company were implemented on a prospective basis as of January 1, 2002, which had no material effect on the Company's consolidated financial position or results of operations.

          In April 2002 the FASB issued SFAS no. 145, "Rescission of FASB Statements No.4, 44, and 64. Amendment of FASB Statement No. 13, and Technical Corrections". SFAS No. 145 requires that gains and losses from extinguishment of debt be classified as extraordinary items only if they meet the criteria in Accounting Principles Board Opinion No. 30 ("Opinion No. 30"). Applying the provisions of Opinion No. 30 will distinguish transactions that are part of an entity's recurring operations from those that are unusual and infrequent that meets the criteria for classification as an extraordinary item. The Company is required to adopt SFAS No. 145 no later than the first quarter of fiscal 2003, although early adoption is allowed. The adoption of this standard is not expected to have a material effect on the Company's consolidated financial position and results of operations.

                         See accountants' review report

             SHUTTLE DATA SYSTEMS d.b.a. ADIA INFORMATION MANAGEMENT
                                 CARENET SEGMENT
                          NOTES TO FINANCIAL STATEMENTS
             FOR THE PERIODS ENDED MARCH 31, 2003 AND MARCH 31, 2002

        SUMMARY OF ACCOUNTING POLICIES (Cont.)
        --------------------------------------

          In June 2002, the FASB issued SFAS No. 146, "Accounting Costs Associated with Exit or Disposal Activities" SFAS No. 146 addresses accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit and Activity (Including Certain Costs Incurred in a Restructuring)". SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value when the liability is incurred. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The adoption of this standard is not expected to have a material effect on the Company's consolidated financial position or results of operations.

          In November 2002, the FASB issued Interpretation No. 45, ("FIN 45") "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN 45 requires a company. at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantee and elaborates on existing disclosure requirements related to guarantees and warranties. The initial recognition requirements of FIN 45 are effective for guarantees issued or modified after December 31, 2002 and adoption of the disclosure requirements are effective for the Company as of December 31, 2002. The Company does not expect that the adoption of the recognition requirements of FIN 45 will have a material effect on its consolidated financial position or results of operations.

          In January 2003, the FASB issued Interpretation no. 46 (FIN 46), "Consolidation of Variable Interest Entitles, an Interpretation of ARB No. 51." FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company does not expect that the adoption of FIN 46 will have a material effect on its consolidated financial position or results of operations.

                         See accountants' review report

             SHUTTLE DATA SYSTEMS d.b.a. ADIA INFORMATION MANAGEMENT
                                 CARENET SEGMENT
                          NOTES TO FINANCIAL STATEMENTS
             FOR THE PERIODS ENDED MARCH 31, 2003 AND MARCH 31, 2002

        SUMMARY OF ACCOUNTING POLICIES (Cont.)
        --------------------------------------

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement 133. This Statement is effective for contracts entered into or modified after June 30, 2003. except as state below and for hedging relationships designated after June 30. 2003. The guidance should be applied prospectively. The provisions of the Statement that relate to Statement 133 Implementation issues that have been effective for fiscal quarters that began prior to June 15, 2003, should continue to be applied .in accordance with their respective effective dates. In addition, certain provisions relating to forward purchases or sales of when-issued securities or other securities or other securities that do not yet exist, should be applied to existing contracts as well as new contracts entered Into after June 30, 2003. The adoption of SFAS No. 149 is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS No. 150"). SFAS No. 150 establishes standards for classification and measurement in the statement of financial position of certain financial instruments with characteristics of both liabilities and equity. It requires classification of a financial instrument that is within its scope as a liability (or an asset in some circumstances). SFAS No. 150 is effective for financial instruments entered into or modified after May 31m 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The company has not yet determined the impact of the adoption of SFAS No. 150 on its financial position, results of operations or cash flows.

2.      ACCOUNTS RECEIVABLE
        -------------------

Accounts receivable at March 31, 2003 includes $10,900 which are aged in excess ninety days. No accounts receivable were In excess of ninety days as of March 31, 2002. Management has provided no reserve for uncollectable accounts due to nominal bad debt experience.

3.      LINE OF CREDIT
        --------------

Borrowings under an $100,000 bank line of credit bearing interest at 8% collateralized by accounts receivable and company assets, and guaranteed by the primarily shareholder. The line of credit expires in December 2003. Liability attributable to the CareNet Segment is allocated using accounts receivable as a basis.

                         See accountants' review report

             SHUTTLE DATA SYSTEMS d.b.a. ADIA INFORMATION MANAGEMENT
                                 CARENET SEGMENT
                          NOTES TO FINANCIAL STATEMENTS
             FOR THE PERIODS ENDED MARCH 31, 2003 AND MARCH 31, 2002


4.      DEFERRED REVENUE
        ----------------

It is the Company's policy to bill customers for hosting services 45 days prior to the first day of the service month. These advance billings are recorded as deferred revenue. Customer's deposits received in advance of the service month are posted to accounts receivable upon receipt. Adia recognizes revenue when the service is provided. The following is a summary of deferred revenue:

                                                      3/31/03         3/31/02
                                                      -------         -------
Deposits                                               53,994          10,010
Advanced billings                                      64,194          58,840
                                                     --------        --------
Total Deferred Revenue                               $118,188        $ 68,850


5.      CAPITAL LEASE OBLIGATION
        ------------------------

Future minimum payments under capital lease obligations as of March 31, 2003 are as follows:

Year ending
December 31,
        2003                                            8,979
        2004                                           11,969
        2005                                            3,991
                                                     --------
        Total Minimum Payments                         24,939
        Less amount Representing Interest at
        2.88 % per annum                                 (670)
                                                     --------
        Balance                                       $24,269
        Current Portion                                 8,738
                                                     --------

        Long Term                                     $15,531

6.      RETAINED EARNINGS
        -----------------

The CareNet Segment has not maintained records or attempted to carve out business activity for periods prior to the year 2002. Thus, retained earnings is intended to reflect management's carve out commencing January 1, 2002 of the CareNet Segment.

                         See accountants' review report

             SHUTTLE DATA SYSTEMS d.b.a. ADIA INFORMATION MANAGEMENT
                                 CARENET SEGMENT
                          NOTES TO FINANCIAL STATEMENTS
             FOR THE PERIODS ENDED MARCH 31, 2003 AND MARCH 31, 2002

7.      INTERCOMPANY TRANSACTIONS
        -------------------------

The Company provides certain corporate and administrative services to the CareNet Segment including executive management, human resources, insurance, health benefits, professional services and office space. The Company does not charge a management fee for these services; however the Company has allocated a portion of the associated costs according to labor hours, sales revenue and general administrative expenses. Major allocations include the following: 100% of two employees' salaries, 50% of the office manager's wages, rent expense allocated according to space currently occupied, internet charges based on 47% bandwidth usage and 50% of telephone expenses incurred. Management believes that the intercompany charges and cost allocations are reasonable.

8.      INCOME TAX
        ----------

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the basis of depreciation for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

Provisions have been established for Corporation income taxes as if the segment had filed on a separate return basis and amount of current income tax expense is due from Shuttle Data Corporation.

                                                        2003             2002

               Federal Income Tax                     $28,887          $20,234
               Deferred Federal Income Tax              9,217            6,713
                                                      -------          -------

                                                      $38,104          $26,947

9.      LITIGATION
        ----------
No actual litigation or legal action is currently pending or anticipated.

10.     RELATED PARTY TRANSACTIONS
        --------------------------

During the first three months of 2003 and 2002 the CareNet Segment provided contributions to the operations of Adia. Adia uses these resources to finance new development opportunities and fund other administrative costs.

                         See accountants' review report

             SHUTTLE DATA SYSTEMS d.b.a. ADIA INFORMATION MANAGEMENT
                                 CARENET SEGMENT
                          NOTES TO FINANCIAL STATEMENTS
            FOR THE PERIODS ENDED MARCH 31, 2003 ,AND MARCH 31, 2002


11. SUBSEQUENT EVENTS
    -----------------

On May 6, 2003 the Company received a letter of Intent to acquire the CareNet Segment which includes assets, service agreements and Intellectual property for the health care network. In exchange the Company will receive a $1,000,000 cash payment, promissory note with a principal amount of $500,000 and 100,000 shares of Netsmart common stock.

                         See accountants' review report